PURCHASE AND SALE AGREEMENT

         THIS AGREEMENT, dated December 18, 1996, is made by
DELTA PETROLEUM CORPORATION, a Colorado corporation ("Buyer"), and SOCO OFFSHORE, INC. (formerly DelMar Operating, Inc.)
("Seller").

                                 ARTICLE I
                            BASIS OF AGREEMENT

         Seller is the owner of the undivided interests specified in Exhibits A-1 through A-3 inclusive attached hereto in the following: (a) the oil, gas and mineral leases described in Exhibits A-1 through A-3 (the "Leases"); (b) all personal and mixed property located on the lands covered by the Leases and used in the operation of the Leases; and (c) all permits, licenses, easements and similar rights associated with the operation of the Leases. Those interests are referred to herein as the "Assets." Seller desires to sell the Assets to Buyer and Buyer desires to purchase the Assets from Seller, all in accordance with and for the consideration recited in the provisions hereof.

                                ARTICLE II
                             PURCHASE AND SALE

         2.01 Purchase Price. The "Purchase Price" shall be comprised of (a) 63,000 shares of the Common Stock, par value $.01 per share, of Buyer (the "Buyer Stock") and (b) the assumption of the obligations undertaken by Buyer in this Agreement, including without limitation those set forth in Section 2.02 below. In consideration of receipt of the Purchase Price, Seller shall sell the Assets to Buyer and Buyer shall purchase the Assets from Seller.
         2.02 Buyer's Plugging and Abandonment Obligations. To the extent of the interests assigned in accordance herewith, Buyer agrees to accept fell responsibility for and all costs associated with plugging and abandoning all existing and subsequently drilled wells on the Leases, removal of all existing and subsequently erected platforms from the Leases, removal of all existing and subsequently installed pipelines from the Leases and restoration of the sea floor of the Leases and any related environmental costs. Buyer shall complete the plugging and abandonment of wells, the removal of platforms and pipelines and sea floor restoration in compliance with the rules and regulations of any governmental agency having jurisdiction over the Leases and with applicable provisions of the Leases.

         2.03 The Closing. The sale shall be completed at a closing (the "Closing") to be held in the office of Seller, 1221 Lamar Street, Suite 1200, Houston, Texas, on December 20, 1996, or an earlier or later date agreed upon by the parties that shall be as soon as the appropriate documentation has been agreed to by the parties and all required consents, rulings and waivers have been obtained. At the Closing (a) Seller shall deliver to Buyer fully executed Assignments in the form attached hereto as Exhibits A-1 through A-3 inclusive; and (b) Buyer shall deliver to Seller a certificate, registered in the name of Seller, representing the Buyer Stock.

        2.04 The Effective Date. The Effective Date hereof shall be December 1, 1996, at 7:00 A.M., CST.

                                 ARTICLE III
                            REGISTRATION RIGHTS

         3.01 Registration. Unless a registration statement is effective with respect thereto, the shares of Buyer Stock delivered to Seller pursuant to Article II will not have been registered under the Securities Act of 1933, as amended.

         3.02 Investment Representation Agreement. Any registration of the Buyer Stock shall be accomplished in accordance with the provisions of the Investment Representation
Agreement attached hereto as Exhibit B.

                                ARTICLE IV
                       APPORTIONMENT OF LIABILITIES

         4.01 Obligations of the Parties. Buyer agrees to assume, pay, perform, fulfill, discharge and be liable for all Assumed Liabilities and Seller agrees to retain, pay, perform, fulfill, discharge and remain liable for all Retained
Liabilities.

         4.02 Definitions. The term "Assumed Liabilities" shall mean (a) all costs, expenses, liabilities and obligations assumed or required to be borne by Buyer pursuant to this Agreement and (b) all costs, expenses, liabilities and obligations resulting directly or indirectly from the ownership or operation of the Assets from and after the Effective Date, including plugging, abandonment and sea floor restoration liabilities and any related environmental costs for existing wells, platforms, facilities and pipelines, but excluding Retained Liabilities.
The term "Retained Liabilities" shall mean (x) all costs, expenses, liabilities and obligations retained or required to be borne by Seller pursuant to this Agreement and (y) all costs, expenses, liabilities and obligations (except those assumed by Buyer pursuant to Sections 2.02 and 5.04) attributable to the Assets and resulting directly or indirectly from operation of the Assets prior to the Effective Date.

         4.03 Indemnification. Provided that the Closing occurs, Buyer shall protect, defend, indemnify and hold Seller harmless from any and all damages (including but not limited to property damage, personal injury and death), claims, losses demands, fines, penalties, judgments (including interest), costs, expenses, environmental liabilities and other liabilities, direct, contingent or otherwise, including consulting and attorneys' fees and costs of court ("Damages") arising out of or accruing with respect to Assumed Liabilities and Seller shall protect, defend, indemnify and hold Buyer harmless from any Damages arising out of or accruing with respect to Retained Liabilities.

                                 ARTICLE V
                          CONDITION OF THE ASSETS

         5.01 Review and Inspection of the Assets. Buyer shall complete its due diligence review and inspection of the Assets not later than January 7, 1997. Seller shall make available to Buyer the following information and data relating to the Assets, to the extent possessed by Seller: (a) financial and accounting records; (b) production, engineering, geological and geophysical data and reports for the Leases; (c) copies of engineering, geological and geophysical studies, subject to any license and non-disclosure requirements; (d) copies of seismic data across any of the Leases (subject to any license restriction and non-disclosure requirements); (e) title records, including, but not limited to, copies of the Leases, division orders, and contracts for the sale of production; (f) material, relevant information concerning pending litigation or threatened litigation (excluding information subject to attorney-client or attorney work product privilege); (g) regulatory compliance; (h) contracts between Seller and third parties with regard to the Assets; and (i) all permits and licenses pertaining to the Assets. Nothing contained in this paragraph shall obligate Seller to take action or expend any money to acquire anything for Buyer which Seller does not already have in its possession. Seller does not warrant the accuracy of any material listed above.

         5.02 Warranty Disclaimer. BUYER UNDERSTANDS AND AGREES THAT, EXCEPT AS SPECIFICALLY PROVIDED HEREIN, THE ASSETS ARE BEING SOLD "AS IS" AND "WHERE IS." WITH ALL FAULTS AND DEFECTS, WITHOUT RECOURSE BY BUYER, ITS SUCCESSORS AND/OR ASSIGNS, AGAINST SELLER AND WITHOUT COVENANT, REPRESENTATION OR WARRANTY,
EXPRESS,
IMPLIED OR STATUTORY WHATSOEVER, AND NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, SELLER EXPRESSLY DISCLAIMS AND NEGATES (a) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE AND/OR TITLE TO THE ASSETS AND (b) ANY @LIED OR EXPRESS WARRANTY OF MERCHANTABILITY. BUYER HEREBY RELEASES SELLER FROM ANY AND ALL LIABILITY WITH RESPECT TO THE CONDITION OF THE PERSONAL PROPERTY INCLUDED IN THE ASSETS, WHETHER OR NOT CAUSED BY SELLER'S SOLE OR PARTIAL NEGLIGENCE, AND WAIVES ITS RIGHT TO RECOVER FROM SELLER ANY DAMAGES, CLAIMS, FINES, PENALTIES OR EXPENSES, THAT MAY IN ANY WAY BE CONNECTED WITH THE PHYSICAL CONDITION OF THE PERSONAL PROPERTY INCLUDED IN THE ASSETS, WHETHER KNOWN OR UNKNOWN.




         5.03 Contracts, Files and Records. At the Closing or as soon thereafter as practicable, Seller shall furnish to Buyer, at Buyer's election and Buyer's expense, copies of all lease, contract and well files relating to the Assets and maintained by Seller, except those merely incidental thereto, interpretive data, economic analyses of the value of the Assets and any information subject to non-disclosure obligations. Seller does not warrant the accuracy or completeness of any information furnished and reliance thereon is at Buyer's sole risk. Buyer shall take title to the Assets subject to the terms and conditions of and shall assume the obligations of Seller, as of the Effective Date, in all contracts affecting the Leases, including but not limited to the contracts described in Exhibits A-I through A-3.

         5.04 NORM. Naturally occurring radioactive material ("NORM") may be associated with oil and gas producing operations, and as a result the facilities and production equipment transferred herein may be contaminated by NORM. Accordingly, Buyer shall comply with the applicable federal and state laws and regulations governing (a) NORM and (b) facilities and equipment contaminated by or containing NORM. Buyer expressly assumes the obligation of disposal of equipment and/or of deposits and scale contained therein pursuant to the regulations of any governmental agencies having jurisdiction, regardless of whether the NORM, if any, was deposited before or after the Effective Date, AND INDEMNIFIES SELLER AGAINST ANY LIABILITY ATTRIBUTABLE THERETO.

         5.05 Texas Deceptive Trade Practices Act Waiver. Seller and Buyer certify that they are not "Consumers" within the meaning of the Texas Deceptive Trade Practices - Consumer Protection Act, Subchapter E of Chapter 17, Sections 17.41, et seq., of the Texas Business and Commerce Code, as amended (the "DTPA"). The parties covenant, for themselves and for and on behalf of any successors and assignees, that if the DTPA is applicable, (a) the parties are "business consumers" hereunder, (b) each party hereby waives and releases all of its rights and remedies thereunder (other than Section 17.555, Texas Business and Commercial Code) as applicable to the other party and its successors, and (c) each party shall defend and indemnify the other from and against any and all claims, demands, or causes of action of or by that party or any successor or any of its affiliates based in whole or in part on the DTPA, arising out of or in connection with the transaction set forth in this Agreement.

         5.06 Net Revenue Interests. To Seller's knowledge and belief, the net revenue interest conveyed in the Assignments attached hereto as Exhibits A-1 and A-2 is 83.33% and the net revenue interest conveyed in the Assignment attached hereto as Exhibit A-3 is 78.33%. If Buyer's due diligence review of the Assets indicates a materially (at least 5%) lesser net revenue interest in any of the Leases, Buyer may rescind this Agreement not later than January 7, 1997 and Seller shall return the Buyer Stock to Buyer.

                                ARTICLE VI
                                 AUTHORITY

     Each party hereto represents and warrants to the other (a) that it has full power and authority to enter into this Agreement and (b) that no legal or administrative proceeding is pending or threatened that would inhibit it from entering into or consummating this Agreement.


                                ARTICLE VII
                               MISCELLANEOUS

         7.01 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING, HOWEVER, (a) ANY PROVISION OF TEXAS LAW THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF A DIFFERENT JURISDICTION AND THE PROVISIONS OF EXHIBIT B.

       7.02 Exhibits. The exhibits to this Agreement are incorporated herein by reference.

         7.03 Successors and Assigns. The terms, covenants and conditions hereof bind and inure to the benefit of Buyer and Seller and their successors and assigns.

         7.04 Conflicts. This Agreement supersedes all prior agreements regarding the subject matter hereof, whether written or oral.

         7.05 Survival. The covenants, obligations, indemnities, representations and warranties included in this Agreement shall survive the Closing and remain actionable thereafter.

         7.06 Product of Negotiation: Prior Agreements. The parties acknowledge that this Agreement is a product of negotiation between them and that they have had an adequate opportunity to review each provision contained herein and to submit the Agreement to legal counsel for review and comment. Based upon the foregoing, the parties agree that the rule of construction that a contract be construed against the drafter, if any, shall not apply to the interpretation or construction of this Agreement.

         EXECUTED on the date first written above.









                                  SELLER:

                            SOCO OFFSHORE, INC.

                    By: /Peter C. Forbes
                        Peter C. Forbes
                                 President                JER




                         BUYER:
                    DELTA PETROLEUM CORPORATION

                    By:/Aleron H. Larson, Jr.
                                Aleron H. Larson, Jr.
                          Chairman/CEO


                                EXHIBIT A-1

                                  CHANNEL ISLANDS BLOCK 54N-84W
                                                  OCS-P0320

UNITED STATES OF AMERICA
OUTER CONTINENTAL SHELF
OFFSHORE CALIFORNIA

                          ASSIGNMENT OF INTEREST

 This ASSIGNMENT, from SOCO OFFSHORE, INC., a Delaware
Corporation, whose address is 1221 Lamar, Suite 1200, Houston,
Texas 77010 (hereinafter called "Assignor") to DELTA PETROLEUM
CORPORATION, a Colorado Corporation, whose address is 555
Seventeenth Street, Suite 3310, Denver, Colorado 80202
(hereinafter called "Assignee");

                                WITNESSETH:
         That Assignor, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby SELL, TRANSFER, ASSIGN, SET OVER and CONVEY unto Assignee, subject to the terms and provisions set forth herein, an undivided 2.41934% interest (hereinafter called the "Assigned Interest") in and to all rights in the Oil and Gas Lease more particularly described on Exhibit "A", attached hereto and made a part hereof for all purposes (hereinafter called the "Lease"), together with a like interest in and to all wells, fixtures, equipment, or personal property in, on, or used in connection with the Lease.



         This ASSIGNMENT is made by Assignor and accepted by Assignee subject to the following:

1. the terms, provisions and conditions of the Lease and any limitation or contained in the Lease;

2.       all obligations and burdens affecting the Lease;

3. the Amended and Restated Exploration Agreement dated as of February 22, 1982, (hereinafter called the "Exploration
Agreement")' and

4. all existing obligations and burdens related to the Assigned Interest including, but not limited to, all obligations and burdens described in Exhibit "A".

         Assignee may, subject to the restrictions upon assignments provided in the Exploration Agreement and in any other agreements to which this Assignment is made subject, transfer, in whole or in part, its rights under this Assignment.

         TO HAVE AND TO HOLD the Assigned Interest hereby assigned unto Assignee, its successors and assigns forever; and Assignor hereby binds itself and its successors to WARRANT and FOREVER DEFEND the title to the Assigned Interest against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise.

         The terms and conditions of this Assignment shall extend to and be binding upon the successors and assigns of the parties.

         This assignment is made effective December 1, 1996, subject to the approval thereof by the Minerals Management
Service, United States Department of the Interior.

         IN WITNESS WHEREOF, the parties have executed this instrument on the dates acknowledged below.

                                 ASSIGNOR:

Witnesses:                        SOCO OFFSHORE, INC.

Maria A. Gomez                  By:s/Brian H. Macmillan
Holly Vogler                        Brian H. Macmillan
                                    Attorney-in-Fact



                                 ASSIGNEE:

Witnesses:                        DELTA PETROLEUM CORPORATION

Roger A. Parker
                               By:s/Aleron H. Larson, Jr.
                                Aleron H. Larson, Jr.
                                  Chairman/CEO








STATE OF TEXAS

COUNTY OF HARRIS


      On this 20th day of December 1996, before me appeared
Brian H. Macmillan, to me personally known, who, being by me duly sworn, did say that he is Attorney-in-Fact for SOCO OFFSHORE, INC., and that the foregoing instrument was signed on behalf of the corporation by authority of its Board of Directors, and that Brian H. Macmillan acknowledged the instrument to be the free act and deed of the corporation.


                         s/Chrystal Lemons
                         Notary Public, State of Texas
[SEAL]
Commission Expires: 7-26-97


STATE OF COLORADO
COUNTY OF DENVER

         On this 9th day of December 1996, before me appeared Aleron H. Larson, Jr. to me personally known, who being by me duly sworn, did say that he is Chairman/CEO of DELTA
PETROLEUM CORPORATION, a Colorado corporation, and that the foregoing instrument was signed on behalf of the corporation by authority of its Board of Directors, and that Aleron H.
Larson, Jr. acknowledged the instrument to be the free act and deed the corporation.


/Sheryl K. Shelton
Notary Public, State of Colorado
Commission Expires: 5-18-97

[SEAL]







                                 EXHIBIT A

                Attached to and made a part of that certain
                        Assignment of Interest from
                       SOCO OFFSHORE, INC., Assignor
                 to DELTA PETROLEUM CORPORATION, Assignee
                        effective December 1, 1996


                             SWORD I PROSPECT
                          Outer Continental Shelf
                           Channel Islands Area
                            Offshore California


         OCS-P 0320: Oil and Gas Lease dated September 1, 1979 from the United States of America, Lessor to Conoco Inc., et al, Lessee, bearing Serial No. OCS-P 0320, covering all of Block 54N 84W, OCS Leasing Map, Channel Islands Area, CAL-Map No. 6A.


This Assignment is made by Assignor and accepted by Assignee subject to all of the terms and provisions of the following:

1 .      Farmout Agreement dated November 1, 1982, between Conoco
Inc. and Huffco Petroleum Corporation, to which is attached as Exhibit "E" to Offshore Operating Agreement effective September 1, 1979, executed November 14, 1979, between Conoco Inc. and American Petrofina Company of Texas, et al.

2.       Amendment to Operating Agreement, undated, between
Conoco Inc. and McMoRanF-reeport Oil Company, et al., executed by Huffco Petroleum Corporation April 24, 1984.

3.       Assignment dated August 12, 1983, from Conoco Inc. to
Huffco Petroleum Corporation, approved by Minerals Management
Services effective August 12, 1983.

4.       Letter Agreement dated January 24, 1985, between Huffco
Petroleum Corporation and Adobe Oil & Gas Corporation.

5.       Letter Agreement dated March 19, 1985, between Huffco
Petroleum Corporation and Adobe Oil & Gas Corporation;
Conditional Letter of Acceptance dated March 29, 1985, between said parties.

6.       Assignment dated April 5, 1985, from McMoRan-Freeport
Oil Company to Huffco Petroleum Corporation, approved by Minerals
Management Service effective as of January 18, 1985.

7.       Assignment dated April 17, 1985, from Weeks Exploration
Company to Huffco Petroleum Corporation, approved by Minerals
Management Service effective as of January 18, 1985.

8.       Assignment dated November 27, 1985, from Huffco
Petroleum Corporation to Adobe Oil & Gas Corporation, approved by
Minerals Management Service effective March 22, 1985.

9.       Unit Operating Agreement executed by Conoco Inc. on June
29, 1984, ratified by Huffco Petroleum Corporation by
Subscription, Ratification and Joinder instrument dated July 27,
1984.

10. Unit Agreement for the Exploration, Development and Operation of the Sword Unit Area, Channel Islands Area, Outer Continental Shelf, Offshore California, dated effective July 13, 1984, executed by Conoco Inc. and approved by Minerals Management Service effective July 13, 1984.

1        1. Subscription, Ratification and Joinder, Sword Unit
Area, Channel Islands Area, Outer Continental Shelf, Offshore
California, executed May 24, 1984, by Huffco Petroleum
Corporation.

12.      Seismic Data Agreement dated January 30, 1984, between
Conoco Inc. and Huffco Petroleum Corporation.


                                EXHIBIT A-2
                                   CHANNEL ISLANDS BLOCK 53N-85W
                                            OCS-P0322
UNITED STATES OF AMERICA
OUTER CONTINENTAL SHELF
OFFSHORE CALIFORNIA


                          ASSIGNMENT OF INTEREST

 This ASSIGNMENT, from SOCO OFFSHORE, INC., a Delaware
Corporation, whose address is 1221 Lamar, Suite 1200, Houston,
Texas 77010 (hereinafter called "Assignor") to DELTA PETROLEUM
CORPORATION, a Colorado Corporation, whose address is 555
Seventeenth Street, Suite 33 10, Denver, Colorado 80202
(hereinafter called "Assignee");

                                WITNESSETH:
         That Assignor, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby SELL, TRANSFER, ASSIGN, SET OVER and CONVEY unto Assignee, subject to the terms and provisions set forth herein, an undivided 2.02463% interest (hereinafter called the "Assigned Interest") in and to all rights in the Oil and Gas Lease more particularly described on Exhibit "A", attached hereto and made a part hereof for all purposes (hereinafter called the "Lease"), together with a like interest in and to all wells, fixtures, equipment, or personal property in, on, or used in connection with the Lease.



         This ASSIGNMENT is made by Assignor and accepted by Assignee subject to the following:

1. the terms, provisions and conditions of the Lease and any limitation or contained in the Lease;

2.       all obligations and burdens affecting the Lease;

3. the Amended and Restated Exploration Agreement dated as of February 22, 1982, (hereinafter called the "exploration
Agreement")' and

4. all existing obligations and burdens related to the Assigned Interest including, but not limited to, all obligations and burdens described in Exhibit "A".

         Assignee may, subject to the restrictions upon assignments provided in the Exploration Agreement and in any other agreements to which this Assignment is made subject, transfer, in whole or in part, its rights under this Assignment.

         TO HAVE AND TO HOLD the Assigned Interest hereby assigned unto Assignee, its successors and assigns forever; and Assignor hereby binds itself and its successors to WARRANT and FOREVER DEFEND the title to the Assigned Interest against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise.

         The terms and conditions of this Assignment shall extend to and be binding upon the successors and assigns of the parties.

         This assignment is made effective December 1, 1996, subject to the approval thereof by the Minerals Management
Service, United States Department of the Interior.

         IN WITNESS WHEREOF, the parties have executed this instrument on the dates acknowledged below.

                             ASSIGNOR:
Witnesses:                        SOCO OFFSHORE, INC.
Maria A. Gomez               By:s/Brian H. Macmillan
Holly Vogler                      Brian H. Macmillan
                                    Attorney-in-Fact

                                      ASSIGNEE:

Witnesses:                    DELTA PETROLEUM CORPORATION

Roger A. Parker
                               By: /Aleron H. Larson, Jr.
                                   Aleron H. Larson, Jr.
                                   Chairman/CEO


STATE OF TEXAS

COUNTY OF HARRIS


         On this 20th day of December 1996, before me appeared Brian H. Macmillan, to me personally known, who, being by me duly sworn, did say that he is Attorney-in-
Fact for SOCO OFFSHORE, INC., and that the foregoing instrument was signed on behalf of the corporation by authority of its Board of Directors, and that Brian H. Macmillan acknowledged the instrument to be the free act and deed of the corporation.

                      s/Chrystal Lemons
                     Notary Public, State of Texas
[SEAL]
Commission Expires: 7-26-97


STATE OF COLORADO
COUNTY OF DENVER


         On this 9th day of December, 1996, before me appeared Aleron H. Larson, Jr., to me personally known, who being by me duly sworn, did say that he is of DELTA PETROLEUM CORPORATION, a Colorado corporation, and that the foregoing instrument was signed on behalf of the corporation by authority of its Board of Directors, and that Aleron H. Larson, Jr. acknowledged the instrument to be the free act and deed the corporation.

/Sheryl K. Shelton
Notary Public, State of Colorado
Commission Expires: 5-18-97
 [SEAL]



                                 EXHIBIT A

                Attached to and made a part of that certain
                        Assignment of Interest from
                       SOCO OFFSHORE, INC., Assignor
                 to DELTA PETROLEUM CORPORATION, Assignee
                        effective December 1, 1996


         SWORD I PROSPECT
         Outer Continental Shelf
         Channel Islands Area
         Offshore California




         OCS-P 0322: Oil and Gas Lease dated September 1, 1979, from the United States of America, Lessor to Conoco Inc., et al., Lessee, bearing Serial No. OCS-P 0322, covering all of Block 53N 85W, OCS Leasing Map, Channel Islands Area, CAL-Map No. 6A.


This Assignment is made by Assignor and accepted by Assignee subject to all of the terms and provisions of the following:


1 .      Farmout Agreement dated November 1, 1982, between Conoco
Inc. and Huffco Petroleum Corporation, to which is attached as Exhibit "D" to Offshore Operating Agreement effective September 1, 1979, executed November 14, 1979, between Conoco Inc. and American Petrofina Company of Texas, et al.

2.       Amendment to Operating Agreement, undated, between
Conoco Inc. and McMoRanFreeport Oil Company, et al., executed
April 24, 1984, by Huffco Petroleum Corporation.

3.       Letter Agreement dated January 12, 1983, between Mobil
Oil Corporation and Conoco Inc.

4.       Letter Agreement dated January 21, 1983, between Mobil
Oil Corporation, et al. and Conoco Inc., et al.

5.       Letter Agreement dated December 6, 1984, between Conoco
Inc. and American Petrofina Company of Texas, et al. (including
Huffco Petroleum Corporation).

6.       Letter Agreement dated September 6, 1984, between Mobil
Oil Corporation, et al. and Conoco Inc.; Conditional Letter of
Acceptance dated January 17, 1985, between Conoco Inc. and Mobil
Oil Corporation, et al.

7.       Assignment dated May 25, 1983, from Conoco Inc. to
Huffco Petroleum Corporation,  approved by Minerals Management
Service effective July 14, 1983.

8.       Assignment dated April 17, 1985, effective January 18,
1985, from Weeks Exploration Company to Huffco Petroleum
Corporation, approved by Minerals Management Service effective
January 18, 1985.

9.       Assignment dated April 5, 1985, from McMoRan-Freeport
Oil Company to Huffco Petroleum Corporation, approved by Minerals
Management Service effective January 18, 1985.

10.      Assignment of Oil and Gas Lease, dated effective May 5,
1983, from Mobil Oil Corporation, et al. to Conoco Inc., et al.

11.      Assignment of Oil and Gas Lease, dated effective July 1,
1984, from Mobil Oil Corporation, et al. to Conoco Inc., et al., approved by Minerals Management Service December 23, 1985.

12.      Letter Agreement dated January 24, 1985, between Huffco
Petroleum Corporation and Adobe Oil & Gas Corporation.

13.      Letter Agreement dated March 19, 1985, between Huffco
Petroleum Corporation and Adobe Oil & Gas Corporation;
Conditional Letter of Acceptance dated March 29, 1985, between said parties.

14.      Assignment dated November 27, 1985, approved by Minerals
Management Service effective March 22, 1985, from Huffco
Petroleum Corporation to Adobe Oil & Gas Corporation.

15.      Unit Operating Agreement executed by Conoco Inc. on June
29, 1984, ratified by Huffco Petroleum Corporation by
Subscription, Ratification and Joinder instrument dated July 27,
1984.

16. Unit Agreement for the Exploration, Development and Operation of the Sword Unit Area, Channel Islands Area, Outer Continental Shelf, Offshore California, dated effective July 13, 1984, executed by Conoco Inc. and approved by Minerals Management Service effective July 13, 1984.

17.      Subscription, Ratification and Joinder, Sword Unit Area,
Channel Islands Area, Outer Continental Shelf, Offshore
California, executed May 24, 1984, by Huffco Petroleum
Corporation.

18.      Seismic Data Agreement dated January 30, 1984, between
Conoco Inc. and Huffco Petroleum Corporation.


                                EXHIBIT A-3
                        CHANNEL ISLANDS BLOCK 53N-84W
                              OCS-P 0323-A

UNITED STATES OF AMERICA
OUTER CONTINENTAL SHELF
OFFSHORE CALIFORNIA

                          ASSIGNMENT OF INTEREST

 This ASSIGNMENT, from SOCO OFFSHORE, INC., a Delaware
Corporation, whose address is 1221 Lamar, Suite 1200, Houston,
Texas 77010 (hereinafter called "Assignor") to  DELTA PETROLEUM
CORPORATION, a Colorado Corporation, whose address is 555
Seventeenth Street, Suite 3310, Denver, Colorado 80202
(hereinafter called "Assignee");

                                WITNESSETH:
         That Assignor, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby SELL, TRANSFER, ASSIGN, SET OVER and CONVEY unto Assignee, subject to the terms and provisions set forth herein, an undivided 2.02463% interest (hereinafter called the "Assigned Interest") in and to all rights in the Oil and Gas Lease more particularly described on Exhibit "A", attached hereto and made a part hereof for all purposes (hereinafter called the "Lease"), together with a like interest in and to all wells, fixtures, equipment, or personal property in, on, or used in connection with the Lease.

         This ASSIGNMENT is made by Assignor and accepted by Assignee subject to the following:

1. the terms, provisions and conditions of the Lease and any limitation or contained in the Lease;

2.       all obligations and burdens affecting the Lease;

3. the Amended and Restated Exploration Agreement dated as of February 22, 1982, (hereinafter called the "Exploration
Agreement")' and

4. all existing obligations and burdens related to the Assigned Interest including, but not limited to, all obligations and burdens described in Exhibit "A".

         Assignee may, subject to the restrictions upon assignments provided in the Exploration Agreement and in any other agreements to which this Assignment is made subject, transfer, in whole or in part, its rights under this Assignment.

         TO HAVE AND TO HOLD the Assigned Interest hereby assigned unto Assignee, its successors and assigns forever; and Assignor hereby binds itself and its successors to WARRANT and FOREVER DEFEND the title to the Assigned Interest against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise.

         The terms and conditions of this Assignment shall extend to and be binding upon the successors and assigns of the parties.

         This assignment is made effective December 1, 1996, subject to the approval thereof by the Minerals Management
Service, United States Department of the Interior.

         IN WITNESS WHEREOF, the parties have executed this instrument on the dates acknowledged below.

                                         ASSIGNOR:
Witnesses:                          SOCO OFFSHORE, INC.
Maria A. Gomez
Holly Vogler                      By:s/Brian H. Macmillan
                                     Brian H. Macmillan
                                      Attorney-in-Fact


                                         ASSIGNEE:

Witnesses:                         DELTA PETROLEUM CORPORATION
Roger A. Parker

                                 By: s/Aleron H. Larson, Jr.
                                    Aleron H. Larson, Jr.
                                         Chairman/CEO


STATE OF TEXAS

COUNTY OF HARRIS


         On this 20th day of December 1996, before me appeared Brian H. Macmillan, to me personally known, who, being by me duly sworn, did say that he is Attorney-in-Fact for SOCO OFFSHORE, INC., and that the foregoing instrument was signed on behalf of the corporation by authority of its Board of Directors, and that Brian H. Macmillan acknowledged the instrument to be the free act and deed of the corporation.


s/Chrystal Lemons
Notary Public, State of Texas
Commission Expires: 7-26-97
[SEAL]


STATE OF COLORADO
COUNTY OF DENVER


         On this 9th day of December, 1996, before me appeared Aleron H. Larson, Jr., to me personally known, who being by me duly sworn, did say that he is of Chairman/CEO of DELTA PETROLEUM CORPORATION, a Colorado corporation, and that the foregoing instrument was signed on behalf of the corporation by authority of its Board of Directors, and that Aleron H. Larson, Jr. acknowledged the instrument to be the free act and deed the corporation.

s/Sheryl K. Shelton
Notary Public, State of Colorado
Commission Expires: 5-18-97
[SEAL]


                                 EXHIBIT A

                Attached to and made a part of that certain
                        Assignment of Interest from
                       SOCO OFFSHORE, INC., Assignor
                 to DELTA PETROLEUM CORPORATION, Assignee
                        effective December 1, 1996


         SWORD I PROSPECT
         Outer Continental Shelf
         Channel Islands Area
         Offshore California




         OCS-P 0323: Oil and Gas Lease dated September 1, 1979, from the United States of America, Lessor to Mobil Oil Corporation and Hamilton Brothers Oil Company, Lessee, bearing Serial No. OCS-P 0323, covering all of Block 53N 84W, OCS Leasing Map, Channel Islands Area, CAL-Map No. 6A, INSOFAR AND ONLY INSOFAR as said Lease covers the NW/4 and the NW/4 of the SW/4 of Block 53N 84W.

This Assignment is made by Assignor and accepted by Assignee subject to all of the terms and provisions of the following:

1 .      Farmout Agreement dated November 1, 1982, between Conoco
Inc. and Huffco Petroleum Corporation, to which is attached as Exhibit "D" to Offshore Operating Agreement effective
September 1, 1979, executed November 14, 1979, between Conoco
Inc. and American Petrofina Company of Texas, et al.

2.       Amendment to Operating Agreement, undated, between
Conoco Inc. and McMoRanFreeport Oil Company, et al., executed
April 24, 1984, by Huffco Petroleum Corporation.

3.       Letter Agreement dated January 12, 1983, between Mobil
Oil Corporation and Conoco Inc.

4.       Letter Agreement dated January 21, 1983, between Mobil
Oil Corporation, et al. and Conoco Inc., et al.

5.       Letter Agreement dated December 6, 1984, between Conoco
Inc. and American Petrofina Company of Texas, et al. (including
Huffco Petroleum Corporation).

6.       Letter Agreement dated September 6, 1984, between Mobil
Oil Corporation, et al. and Conoco Inc.; Conditional Letter of
Acceptance dated January 17, 1985, between Conoco Inc. and Mobil
Oil Corporation, et al.

7.       Assignment dated May 25, 1983, from Conoco Inc. to
Huffco Petroleum Corporation, approved by Minerals Management
Service effective July 14, 1983.

8.       Assignment dated April 17, 1985, effective January 18,
1985, from Weeks Exploration Company to Huffco Petroleum
Corporation, approved by Minerals Management Service effective January 18, 1985.

9.       Assignment dated April 5, 1985, from McMoRan-Freeport
Oil Company to Huffco Petroleum Corporation, approved by Minerals
Management Service effective January 18, 1985.

10.      Assignment of Oil and Gas Lease, dated effective May 5,
1983, from Mobil Oil Corporation, et al. to Conoco Inc., et al.

11. Assignment of Oil and Gas Lease, dated effective July 1,
1984, from Mobil Oil Corporation, et al. to Conoco Inc., et al., approved by Minerals Management Service December 23, 1985.

12.      Letter Agreement dated January 24, 1985, between Huffco
Petroleum Corporation and Adobe Oil & Gas Corporation.

13.      Letter Agreement dated March 19, 1985, between Huffco
Petroleum Corporation and Adobe Oil & Gas Corporation;
Conditional Letter of Acceptance dated March 29, 1985, between said parties.

14.      Assignment dated November 27, 1985, approved by Minerals
Management Service effective March 22, 1985, from Huffco
Petroleum Corporation to Adobe Oil & Gas Corporation.

15.      Unit Operating Agreement executed by Conoco Inc. on June
29, 1984, ratified by Huffco Petroleum Corporation by
Subscription, Ratification and Joinder instrument dated July 27,
1984.

16. Unit Agreement for the Exploration, Development and Operation of the Sword Unit Area, Channel Islands Area, Outer Continental Shelf, Offshore California, dated effective July 13, 1984, executed by Conoco Inc. and approved by Minerals Management Service effective July 13, 1984.

17.      Subscription, Ratification and Joinder, Sword Unit Area,
Channel Islands Area, Outer Continental Shelf, Offshore
California, executed May 24, 1984, by Huffco Petroleum
Corporation.

18.      Seismic Data Agreement dated January 30, 1984, between
Conoco Inc. and Huffco Petroleum Corporation.





                                 EXHIBIT B


                    INVESTMENT REPRESENTATION AGREEMENT


         Delta Petroleum Corporation
         555 17th Street, Suite 3310
         Denver, Colorado 80202

         Gentlemen:

         1. Subscription. The undersigned SOCO Offshore, Inc., (and designees) hereby agrees to acquire, from Delta Petroleum Corporation ("DPC" or the "Company") 63,000 shares of the restricted and legended common stock of DPC (collectively the "Securities"), in exchange for certain interests in @e federal leases included in the Sword Unit offshore Santa Barbara, California, as referenced in that certain agreement of even date herewith, a copy of which is attached, in a private negotiated transaction pursuant to Section 3(b) and/or 4(2) of the Securities Act of 1933 (the "Act") (and the regulations promulgated thereunder) and/or other applicable statute, rule and\or regulation.

         2. Representations and Warranties. The undersigned warrants and represents to the Company that.

         a. The Securities are being acquired by the undersigned for investment for its own account, and not with a view to the offer or sale in connection therewith, or the distribution thereof, and that the undersigned is not now, and will not in the future, participate, directly or indirectly, in an underwriting of any such undertaking except in compliance with applicable registration provisions of the Act.

         b. The undersigned will not @, or cause to be taken, any action that would cause it to be deemed an underwriter of the Securities, as deemed in Section 2(l 1) of the Securities Act of 1933, as amended (the 'Act").

         C. The undersigned has been afforded and has utilized an opportunity to examine such documents and obtain such information concerning the Company as it may have requested, including without limitation all publicly available information, and has had the opportunity to request such other information (and all information so requested has been provided) for the purpose of verifying the information furnished to it and for the purpose of answering any questions it may have had concerning the business affairs of the Company and it has reviewed to the extent desired by it, the Articles, Bylaws and Minutes of the Company, documentation concerning the Company's financial condition, assets, liabilities, share ownership and capital structure, operations, sales, management, relationship with Amber Resources Company and Delta Petroleum Corporation; all documents, comment letters and responses thereto relating to the Company's pending S-3 Registration Statement; the existing but thinly traded public market; public filings; litigation; leases and lease-related obligations (and the geology and related properties of such leases), and other material contracts and matters and all documents filed with the SEC to date.

         d. The undersigned (and its officers, directors and/or agents, as applicable) have had an opportunity to personally ask questions of, and receive answers from, one or more of the officers and directors of the Company and/or the attorneys for the Company to ascertain and verify the accuracy and completeness of all material information regarding the Company, its business and its officers, directors, and promoters. The undersigned has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions pursuant to which the Securities are being acquired by it.

         e. The undersigned understands that its acquisition of the Securities from the Company is a negotiated private transaction.

         f. By reason of the knowledge and experience of the undersigned (and that of its officers and directors and their respective advisors and investment bankers) in financial and business matters in general, and investments in particular, it is capable of evaluating the merits and risks of an investment in the Securities.

         9. The undersigned is capable of bearing the economic risks of an investment in the Securities.

         h. The undersigned's present financial condition is such that it is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

         i. If required to do so, it has retained to advise it, as to the merits and risks of a prospective investment in the Securities, a purchaser representative, legal counsel, financial and accounting advisors, investment bankers, etc.

         j. The undersigned hereby represents and warrants to the Company that all of the representations, warranties and acknowledgements contained in this agreement, and the agreements, if any, to which this document is attached as an exhibit are true, accurate and complete as of the date herein and acknowledges that the Company, its officers, directors, agents, and affiliates have relied on its representations and warranties herein in consenting to the restricted issuance and/or transfer of the Securities and the undersigned hereby agrees to indemnify and hold the Company (together with its officers, directors, agents and affiliates) harmless with respect to any and all expenses, claims or litigation (including without limitation reasonable attorney's fees related thereto) arising from or related to breach of this agreement including without limitation breach of any warranty or representation herein.

         3. Restrictions. The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely by the undersigned and/or its assignees unless they are subsequently registered under the Act or an exemption from such registration is available. The undersigned @er acknowledges that it is fully aware of the applicable limitations on the resale of the Securities. For instance, Rule 144 (the "Rule") permits sales of "Restricted Securities" held for not less than two years and upon compliance with the requirements of such Rule. Further, the Securities must be sold in an active market and appropriate information relating to the Company must be generally available in order to effectuate a transaction pursuant to the Rule by an affiliate of the Company. Any and all certificates representing the Securities and any and all securities issued in replacement in replacement or conversion thereof or in exchange thereof shall bear the following legend, or one substantially similar thereto, which the undersigned has read and understands:

         The Securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is deemed in Rule 144 under the Act. The Securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to
be    established to the satisfaction of the Company.

The undersigned further agrees that the Company shall have the right to issue a stop transfer instruction to its transfer agent, if any, or to note a stop transfer instruction in its stockholder records, which will prevent any resale of the securities prior to two years from purchase which is not in compliance with the Rule or subject to an effective registration statement, without written consent from the Company, and it acknowledges that the Company has informed it of its intention to issue such instructions when and if necessary.

         4. Registration Rights. Subject to the approval of an underwriter, if any, involved in a registration relating to a public offering of the Company's securities, in the event that the Company shall file a registration statement (or similar document) with the U.S. Securities & Exchange Commission on a form which would legally allow inclusion of the shares issued pursuant hereto, the Company shall include such shares in such registration statement, at the Company's sale cost. At the time of such registration, the undersigned and the Company shall enter into an indemnification and contribution agreement containing customary terms pursuant to which the Company will indemnify the undersigned from liability arising out of information contained in or required to be contained in such registration statement and the related prospectus (other than information provided in writing by the undersigned).

         5. Successors and Assigns. This agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the personal and legal representatives, heirs, guardians, successors and permitted assignees of the undersigned.

         6. Applicable Law. This agreement shall be governed by and construed in accordance with the laws of the State of Colorado and, to the extent it involves any United States statute, in accordance with the laws of the United States, and jurisdiction and venue for any dispute related hereto shall be in the District Court for the City and County of Denver, Colorado.

                                        SOCO Offshore, Inc.


                                    By:s/Peter C. Forbes
                                           Authorized Officer


74-2209188                                 1221 Lamar Suite 1200
Social Security or Tax                         Address
Identification Number


                                         Houston, Texas 77010
                                      City, State and Zip Code



ACCEPTED:

Delta Petroleum Corporation

By:  s/Aleron H. Larson, Jr.
        December 19, 1996